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03/24/95                                                           EXHIBIT 10.40
                                                        BASIC PLAN DOCUMENT # 05
                                                                      PLAN # 002
                                                 IRS LETTER SERIAL NO.: D363689a

                   PRISM(R) PROTOTYPE RETIREMENT PLAN & TRUST

                       SECTION 401(k) PROFIT SHARING PLAN
                                (NONSTANDARDIZED)

                              ADOPTION AGREEMENT(1)


The Employer(2), designated below, hereby establishes a profit-sharing plan (optionally including a cash or deferred arrangement (as defined in Section 401(k) of the Internal Revenue Code)) for all Eligible Employees as defined in this Adoption Agreement pursuant to the terms of the PRISM(R) PROTOTYPE RETIREMENT PLAN & TRUST BASIC PLAN DOCUMENT # 05.

A.    EMPLOYER INFORMATION:

      1.    NAME: K T I , Inc.

      2.    ADDRESS: 7000 Boulevard East

      3.    ADDRESS: Guttenberg, NJ 07093

      4.    ATTENTION: Francis J. Elenio TELEPHONE: 201-854-7777

      5.    EMPLOYER TAXPAYER IDENTIFICATION NUMBER(3): 22-2665282


B.    BASIC PLAN PROVISIONS:

            1.    PLAN NAME (SELECT ONE):

                  a. [ ] This plan is established effective _____, 19__, (the "Effective Date") as a profit sharing plan and trust (optionally with a "cash or deferred arrangement" as defined in Code Section 401(k)) to be known as _____ Plan and Trust (the "Plan") in the form of the PRISM(R) PROTOTYPE RETIREMENT PLAN & TRUST.

---------------

(1) Footnotes in this Adoption Agreement are not to be construed as part of the Plan provisions but are explanatory only. To the extent a footnote is inconsistent with the provisions of the Basic Plan Document or applicable law, the provisions of the Plan shall be construed in conformity with the Basic Plan Document or law.

(2) Terms that are capitalized are defined in the PRISM(R) PROTOTYPE RETIREMENT PLAN & TRUST BASIC PLAN DOCUMENT.

(3)   The Plan will have an individual TIN, distinct from the Employer TIN.
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                  b. [X]This plan is an amendment and restatement in the
                        form of the PRISM(R) PROTOTYPE RETIREMENT PLAN & TRUST, effective January 1, 1997, (the "Effective Date") of the K T I 401(k) Savings & Investment Plan Plan and Trust (the "Plan"), originally effective as of January 1, 1987 (the "Original Effective Date").

      2.    EMPLOYER'S THREE DIGIT PLAN NUMBER: 002

      3.    COMMITTEE MEMBERS(4):

                  Francis J. Elenio, Bradley Hughes, Robert E. Wetzel

      4.    DEFINITIONS:

            a.    COMPENSATION for allocation purposes:

                  i Will be determined over the following applicable period (select only one):

                        (a)[X]the Plan Year

                        (b)[ ]the period of Plan participation during the
                              Plan Year

                        (c)[ ]a consecutive 12 month period commencing on
                              _________________and ending with, or within, the Plan Year.

                  ii [ ]If selected, Compensation will include Employer
                        contributions made pursuant to a Salary Reduction Agreement, or other arrangement, which are not includible in the gross income of the Employee under Sections 125, 402(e)(3), 402(h)(1)(B) Or 403(b)
                        of the Internal Revenue Code.

                  iii   Shall NOT include (select as many as desired):

                        (a)[X]Bonuses

                        (b)[ ]Commissions

                        (c)[X]Taxable fringe benefits identified below:

                              Car allowances

                        (d)[ ]Other items of remuneration identified below:
                              _____________________


                  iv Shall be limited to $____, which shall be the maximum amount of compensation considered for plan allocation purposes (but not for testing purposes), and may not be an amount in excess of the Internal

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(4)   Committee members direct the day to day operation of the Plan. Committee members serve at the pleasure of the Employer. See Section 11.4 for changes in Committee membership. If no Committee members are specified, the Employer shall assume responsibility for the operations of the Plan.


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                        Revenue Code Section 401(a)(17) limit in effect for the
                        Plan Year(5). If no amount is specified, Compensation shall be limited to the Internal Revenue Code Section 401(a)(17) amount, as adjusted by the Secretary of the Treasury from time to time.

            b.    EARLY RETIREMENT DATE:

                  i   [ ]     is not applicable to this Plan

                  ii  [X]     is the latter of the date on which the
                              Participant attains age 55 (not less than 55) and the date on which the Participant completes 10
                              Years of Service.

            c. HOUR OF SERVICE shall be determined on the basis of the method selected below. Only one method may be selected. The method shall be applied to all Employees covered under the Plan as follows (select only one):

                  i   [X]     On the basis of actual hours for which an
                              Employee is paid, or entitled to be paid.

                  ii  [ ]     On the basis of days worked. An Employee shall be
                              credited with ten (10) Hours of Service if under
                              Section 1.1(U) of the Plan such Employee would be credited with at least one (1) Hour of Service during the day.

                  iii [ ] On the basis of weeks worked. An Employee shall be credited with forty-five (45) Hours of Service if under Section 1.1(U) of the Plan such Employee would be credited with at least one (1) Hour of Service during the week.

                  iv  [ ]     On the basis of semi-monthly payroll periods. An
                              Employee shall be credited with ninety-five (95)
                              Hours of Service if under Section 1.1(U) of the Plan such Employee would be credited with at least one (1) Hour of Service during the semi-monthly payroll period.

                  v   [ ]     On the basis of months worked. An Employee shall
                              be credited with one hundred ninety (190) Hours of Service if under Section 1.1(U) of the Plan such Employee would be credited with at least one (1)
                              Hour of Service during the month.

            d. LIMITATION YEAR shall mean the 12 month period commencing on January 1 and ending on December 31.

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(5)  If no amount is specified, the maximum amount of Compensation allowed under
     Code Section 401(a)(17) (THE "$150,000 limit" ("$200,000 limit" prior to the Plan Year beginning before January 1, 1994)), as adjusted from time to time, shall be used.


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            e.    NORMAL RETIREMENT DATE for each Participant shall mean
                  (select one):

                  i   [X]     the date the Participant attains age: 65 (not
                              to exceed 65)

                  ii  [ ]     the latter of the date the Participant attains
                              age    (not to exceed 65) or the    (not to exceed
                              5th) anniversary of the participation
                              commencement date. If for the Plan Years beginning before January 1, 1988, Normal
                              Retirement Date was determined with reference to the anniversary of the participation commencement date (more than 5 but not to exceed 10 years), the anniversary date for Participants who first commenced participation under the Plan before the first Plan Year beginning on or after January 1, 1988 shall be the earlier of (A) the tenth anniversary of the date the Participant commenced participation in the Plan (or such anniversary as had been elected by the employer, if less than 10) or
                              (B) the fifth anniversary of the first day of the first Plan Year beginning on or after January 1, 1988. Notwithstanding any other provisions of the Plan, the participant commencement date is the first day of the first
                              Plan Year in which the Participant commenced participation in the Plan.

            f. PERMITTED DISPARITY LEVEL, for purposes of allocating Employer Contributions, shall mean (select only one):

                  i   [X]     Not applicable - the Plan does not use
                              permitted disparity.

                  ii  [ ]     The Taxable Wage Base, which is the contribution
                              and benefit base under section 230 of the Social
                              Security Act at the beginning of the year.

                  iii [ ] _______% (not greater than 100%) of the Taxable Wage Base as defined in B(4)(f)(ii) above.

                  iv  [ ]     $______, provided that the amount does not exceed
                              the Taxable Wage Base as defined in B(4)(f)(ii) above.

            g. PLAN YEAR shall mean (select and complete only one of the following):

                  i   [X]     the 12-consecutive month period which coincides
                              with the Limitation Year. The first Plan Year shall be the period commencing on the Effective
                              Date and ending on the last day of the Limitation
                              Year.

                  ii  [ ]     the 12-consecutive month period commencing on
                                       , 19  , and each annual anniversary
                              thereof.

                  iii [ ]     the calendar year (January 1 through December 31).


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            h.    QUALIFIED DISTRIBUTION DATE, for purposes of making
                  distributions under the provisions of a Qualified Domestic Relations Order (as defined in Internal Revenue Code Section 414(p)), [X] SHALL [ ] SHALL NOT be the date the order is determined to be qualified. If SHALL is selected, the Alternate Payee will be entitled to an immediate distribution of benefits as directed by the Qualified Domestic Relations Order. If SHALL NOT is selected, the Alternate Payee may only take a distribution on the earliest date that the Participant is entitled to a distribution.

            i.    SPOUSE:

                       [ ] If selected, Spouse shall mean only that person who
                           has actually been the Participant's spouse for at least one year.

            j.    YEAR OF SERVICE shall mean:

                  i  For ELIGIBILITY purposes (select one of the following):

                     (a) [X] the 12 consecutive months during which an Employee is credited with 1000 (not more than 1000) Hours of Service.

                     (b) [ ]     a Period of Service (using the elapsed
                                 time method of counting Service, as
                                 described in Section 1.1(N)(3) of the Plan).

                  ii For ALLOCATION accrual purposes (select one of the
                     following):

                     (a) [X] the 12 consecutive months during which an Employee is credited with 1000 (not more than 1000) Hours of Service.

                     (b) [ ] a Period of Service (using the elapsed time method of counting Service, as described in
                                 Section 1.1(N)(3) of the Plan).

                  iii For VESTING service purposes (select one of the following):

                     (a) [X] the 12 consecutive months during which an Employee is credited with 1000 (not more than 1000) Hours of Service.

                     (b) [ ] a Period of Service (using the elapsed time method of counting Service, as described in
                                 Section 1.1(N)(3) of the Plan).


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                  iv For purpose of computing Years of Service in plans where
                     Year of Service is defined in terms of Hours of Service), the consecutive 12 month period shall be:

                     (a)For ELIGIBILITY purposes, the first Year of Service
                        shall be computed using the 12 month period commencing on the Employee's date of hire and ending on the first annual anniversary of the Employee's date of hire (the "Initial Computation Period"). In the event an employee does not complete an eligibility Year of Service during this initial computation period, the computation period shall be (select only one):

                        (1) [ ] the period commencing on each annual anniversary of the Employee's date of hire and ending on the next annual anniversary of the Employee's date of hire.

                        (2) [X] the Plan Year, commencing with the Plan Year in which the Initial Computation Period ends.

                     (b)For VESTING purposes, Years of Service shall be computed on the basis of:

                        (1) [ ] the period commencing on each annual anniversary of the Employee's date of hire and ending on the next annual anniversary of the Employee's date of hire.

                        (2) [X] the Plan Year, commencing with the first Plan Year an Employee completes an Hour of Service.

                     (c)For ALLOCATION accrual purposes, Year of Service shall
                        be computed on the basis of the Plan Year.

                  v  [X]      For ELIGIBILITY purposes, Years of Service with
                              the following Predecessor Employers shall count in fulfilling the eligibility requirements for this Plan:

                              K T I Holdings, Inc.

                  vi [ ] For VESTING purposes, Years of Service with the following Predecessor Employers shall count for purposes of determining the nonforfeitable amount of a Participant's account:

                              K T I Holdings, Inc.

      5.    COVERAGE:


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            This Plan is extended by the Employer to the following Employees who have met the eligibility requirements (select as many as appropriate):

                  i   [ ]     All Employees

                  ii  [ ]     Salaried Employees

                  iii [ ]     Sales Employees

                  iv  [ ]     Hourly Employees

                  v   [ ]     Leased Employees

                  vi  [X]     All Employees except (select as applicable):

                              (a) [X]  those who are members of a unit of
                                       Employees covered by a collective
                                       bargaining agreement between the Employer and Employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the Employees who are covered pursuant to that agreement are professionals as defined in Section 1.410(b)-9 of the Regulations. For this purpose, the term "Employee representative" does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer.

                              (b) [X] those who are nonresident aliens (within the meaning of Internal Revenue Code
                                       Section 7701(b)(1)(B)) and who receive no earned income (within the meaning of Internal Revenue Code Section 911(d)(2)) from the Employer which constitutes income from sources within the United States (within the meaning of Internal Revenue Code Section 861(a)(3)).

                  vii  [ ]    Union Employees (who are members of the following
                              unions or union affiliates:

                  viii [ ]    Other Employees, described as follows:


      6.    ELIGIBILITY:

            An Employee covered by the Plan may become a Participant upon completion of the following eligibility requirements:


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            a.    SERVICE(6):

                  i  [ ]      There shall be no minimum service requirement
                              for an Employee to become a Participant.

                  ii [X] The Employee must complete 1 year of Service (not more than 2 years) to be a Participant for purposes of receiving allocations of Employer Profit Sharing Contributions.

            b.    AGE:

                  i  [ ]      There shall be no minimum age requirement for
                              an Employee to become a Participant.

                  ii [X] The Employee must attain age 21 (not more than 21) to be a Participant in the Plan.

            c.    WAIVER OF AGE AND SERVICE REQUIREMENTS:

                  i  [ ]      Notwithstanding the provisions of Items B(6)(a)
                              and (b), Employees who have not satisfied the age and service requirements, but would otherwise be eligible to participate in the plan, shall be eligible to participate on the Effective Date.

                  ii [ ] For new Plans, notwithstanding the provisions of Items B(6)(a) and (b), Employees who have not satisfied the age and service requirements, but would otherwise be eligible to participate in the plan, shall be eligible to participate on the Effective Date.

            d.    ENTRY DATES:

                  Upon completion of the eligibility requirements, an Employee shall commence participation in the Plan (select only one):

                  i   [ ]     As soon as practicable under the payroll practices
                              utilized by the Employer, and consistently applied to all Employees, or if earlier, the first day of the Plan Year(7).

                  ii  [ ]     As of the first day of the month following the
                              completion of the eligibility requirements.

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6     If a fractional year is elected, the elapsed time method of computing service shall be used for the fractional year. Eligibility provisions for optional cash or deferred arrangements are contained in Item C of this Adoption Agreement.

7 Notwithstanding the foregoing, an Employee who has met the eligibility requirements may not enter the Plan later than six months following the date on which the Employee first completes the eligibility requirements.


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                  iii [X]     As of the earliest of the first day of the Plan
                              Year, fourth, seventh or tenth month of the Plan Year next following completion of the eligibility requirements.

                  iv  [ ]     As of the earliest of the first day of the Plan
                              Year or seventh month of the Plan Year next following completion of the eligibility requirements.

                  v   [ ]     As of the first day of the Plan Year next
                              following completion of the eligibility
                              requirements (may only be selected if the eligibility year of service requirement is 6 months or less).

      7.    VESTING:

            a. The percentage of a Participant's Employer Contribution Account (attributable to Employer Profit Sharing Contributions) to be vested in him or her upon termination of employment prior to attainment of the Plan's Normal Retirement Date shall be(8):

                              COMPLETED YEARS OF SERVICE

                              1      2      3      4      5      6      7
                             ---    ---    ---    ---    ---    ---    ---
                  i   [ ]           100%
                             ---    ---
                  ii  [ ]                  100%
                             ---    ---    ---
                  iii [ ]            20%    40%    60%    80%   100%
                             ---    ---    ---    ---    ---    ---
                  iv  [ ]                   20%    40%    60%    80%   100%
                             ---    ---    ---    ---    ---    ---    ---
                  v   [ ]     10%    20%    30%    40%    60%    80%   100%
                             ---    ---    ---    ---    ---    ---    ---
                  vi  [X]     20%    40%    60%    80%   100%
                             ---    ---    ---    ---    ---    ---    ---
                  vii [ ]                                              100%
                             ---    ---    ---    ---    ---    ---    ---
                  vii [ ] Full and immediate vesting upon entry into the Plan(9)

                        Notwithstanding anything to the contrary in the Plan, the amount inserted in the blanks above shall not exceed the limits specified in Code Section 411(a)(2).

            b. For purposes of computing a Participant's vested account balance. Years of Service for vesting purposes [X] SHALL [ ] SHALL NOT include Years of Service before the Employer maintained this Plan or any predecessor plan, and [ ] SHALL
                  [X] SHALL NOT include Years of Service before the Employee attained age 18.

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8     Notwithstanding the selection made in this Item B(7)(a), a Participant shall be fully vested in his or her Employer Contribution Accounts if the Participant dies or becomes Disabled while in the employ of the Employer.

9 If more than one Year of Service is an eligibility requirement, Item viii must be selected.


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            c.    Notwithstanding the provisions of this Item B(7)(c) of the
                  Adoption Agreement, a Participant shall become fully vested in his Participant's Employer Contribution if:(10)

                  i  [ ]      the Participant's job is eliminated without the
                              Participant being offered a comparable position elsewhere with the Employer.

                  ii [ ]      for such reason as is described below:


      8.    EMPLOYER PROFIT SHARING CONTRIBUTIONS:

            a.    CONTRIBUTIONS:

                  i   [X]     In its discretion, the Employer may contribute
                              Employer Profit Sharing Contributions to the
                              Plan.

                  ii  [ ]     The Employer shall contribute Employer Profit
                              Sharing Contributions to the Plan in the amount of
                                  % of the Compensation of all Eligible
                              Participants
                              under the Plan.

                  iii [X] If selected, the Employer may make Employer Profit Sharing Contributions without regard to current or accumulated Net Profits of the Employer for the taxable year ending with, or within the Plan Year.

                  iv  [ ]     If selected, the Employer may designate all or
                              any part of the Employer Profit Sharing
                              Contributions as Qualified Nonelective
                              Contributions, provided, however, that
                              contributions so designated will be subject to the same vesting, distribution, and withdrawal restrictions as Before Tax Contributions(11).

            b.    ALLOCATIONS:

                  Employer Profit Sharing Contributions shall be allocated to the accounts of eligible Participants according to the following selected allocation formula:

                  i [ ] The Employer Profit Sharing Contributions shall be allocated to each eligible Participant's account in the ratio which the Participant's Compensation bears to the Compensation of all eligible Participants. Employer Profit Sharing Plan Contributions, shall be allocated to the accounts of

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10    The provisions of this section will be administered by the Employer on a consistent and nondiscriminatory basis.

11 Amounts designated as Qualified Nonelective Contributions will be allocated pursuant to Section 3.1(A)(14) of the Basic Plan Document.


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                              Participants who have completed a Year of
                              Service(12) (select one):

                              (a) [ ]     as of the last day of the month
                                          preceding the month in which the
                                          contribution was made.

                              (b) [ ] as of the last day of the Plan quarter preceding the quarter in which the contribution was made.

                              (c) [X]     as of the last day of the Plan Year.

                  ii [ ] The Employer Profit Sharing Contributions shall be allocated in accordance with the following formula:

                              (a)If the Plan is Top-Heavy, the contribution
                                 shall be first credited to each eligible
                                 Participant's Account in the ratio which the Participant's Compensation bears to the total Compensation of all eligible Participants, up to 3% of each Participant's Compensation.

                              (b)If the Plan is Top-Heavy, any Employer Profit
                                 Sharing Contribution remaining after the allocation in (a) above shall be credited to each eligible Participant's account in the ratio which the Participant's Excess Compensation(13) bears to the total Excess Compensation of all eligible Participants, up to 3% of each eligible Participant's Excess Compensation.

                              (c)Any contributions remaining after the
                                 allocation in (b) above shall be credited to each eligible Participant's account in the ratio which the sum of the Participant's total Compensation and Excess Compensation bears to the sum of the total Compensation and Excess Compensation of all eligible Participants, up to an amount equal to the maximum Excess Percentage times the sum of the Participant's Compensation and Excess Compensation. If the Plan is Top-Heavy, the maximum Excess Percentage is N/A% (insert percentage). If the Plan is not Top-Heavy, the maximum Excess Percentage is N/A% (insert percentage, which shall not exceed the prior Excess Percentage limitation specified by more than 3).

-----------------

12 In the event contributions are allocated on a basis other than a full plan year, the Year of Service shall be based on the elapsed time method of calculation, and a Participant shall be deemed to have completed an appropriate Period of Service for allocation purposes if the Participant has completed a pro-rata Period of Service corresponding to the interval on which contributions are allocated.

13 Excess Compensation means a Participant's Compensation in excess of the Permitted Disparity Level specified in the Definitions section of this Adoption Agreement.

                         NOTE: If the Permitted Disparity Level defined at Item B(4)(f) is the Taxable Wage Base (which is the contribution and benefit base under section 230 of the Social Security Act at the beginning of the year), then the maximum Excess Percentage should be 2.7% if the Plan is Top-Heavy and 5.7% if the Plan is not Top-Heavy.

                                 If the Permitted Disparity Level defined at
                                 Item B(4)(f) is greater than 80% but less than 100% of the Taxable Wage Base, then the maximum Excess Percentage should be 2.4% if the Plan is Top-Heavy and 5.4% if the Plan is not Top-Heavy.

                                 If the Permitted Disparity Level defined at
                                 Item B(4)(f) is greater than the greater of $10,000 or 20% of the Taxable Wage Base, but not more than 80%, then the maximum Excess Percentage should be 1.3% if the Plan is Top-Heavy and 4.3% if the Plan is not Top-Heavy.

                              (d)Any remaining Employer Profit Sharing
                                 Contribution shall be allocated among eligible Participants' accounts in the ratio which the Participant's Compensation bears to the total Compensation of all Participants.

                  iii [X] If selected, and the Employer has elected to allocate Employer Profit Sharing Plan Contributions as of the last day of the Plan Year, a Participant must be employed by the Employer on the last day of the Plan Year in order to receive an allocation(14).

                  iv  [X]     A Participant who terminates before the end of
                              the period for which contributions are
                              allocated shall share in the allocation of Employer Profit Sharing Contributions if termination of employment was the result of (select all that apply):

                              (a) [X]           retirement

                              (b) [X]           disability

                              (c) [X]           death

                              (d) [ ]           other, as specified below:


      9.    ROLLOVER & TRANSFER CONTRIBUTIONS (SELECT ONE):

---------------

14 This option shall only be effective if Item 8(b)(i)(c) has been selected. Even if this Item is selected, the provisions of Section 4.8 of the Basic Plan Document may supersede this requirement if necessary to satisfy Code Sections 401(a)(26) and 410(b).

            a. [X] Subject to policies, applied in a consistent and nondiscriminatory manner, adopted by the Committee, each Employee, who would otherwise be eligible to participate in the Plan except that such Employee has not yet met the eligibility requirements, and each Participant may make a Rollover Contribution as described in Internal Revenue Code Sections 402(a)(5), 403(a)(4) or
                        408(d)(3).

            b. [ ] Subject to policies, applied in a consistent and nondiscriminatory manner, adopted by the Committee, each Participant may make a Rollover Contribution as described in Internal Revenue Code Sections
                        402(a)(5), 403(a)(4) or 408(d)(3).

            c. [ ]      No Employee shall make Rollover Contributions to the
                        Plan.

      10.   DISTRIBUTIONS:

            a.    DISTRIBUTIONS UPON SEPARATION FROM SERVICE:

                  The Normal Form of Benefit under the Plan shall be a single lump sum distribution, made [X] (if selected) as soon as administratively practical after receipt of a distribution request from a Participant entitled to a distribution or [ ] (if selected) upon the Participant's attainment of the Plan's Early Retirement Date or the Plan's Normal Retirement Date, whichever is earlier.

                  In addition to the Normal Form of Benefit, the Participant shall be entitled to select from among the following optional forms of benefit specified by the employer (select as many as apply):

                  i  [X]      Installment payments

                  ii [ ]      Such other forms as may be specified below:


            b.    IN-SERVICE DISTRIBUTIONS (SELECT AS MAY BE APPROPRIATE):

                  i  [X]      There shall be no in-service distribution of
                              Participant account balances derived from Employer
                              Profit Sharing Contributions.

                  ii [ ] Participants may request an in-service distribution of their account balance attributable to Employer Profit Sharing Contributions, for the following reasons:

                              (a) [ ] For purposes of satisfying a financial hardship, as determined in accordance with the uniform nondiscriminatory policy of the Committee;

                              (b) [ ]     Attainment of age 59-1/2 by the
                                          Participant; or

                              (c) [ ]     Attainment of the Plan's Normal
                                          Retirement Date by the Participant.

      11.   FORFEITURES:

            a. Forfeitures of amounts attributable to Employer Profit Sharing Contributions shall be reallocated as of:

                  i   [ ]     the last day of the Plan Year in which the
                              Forfeiture occurred.

                  ii  [X]     the last day of the Plan Year following the
                              Plan Year in which the Forfeiture occurred.

                  iii [ ] the last day of the Plan Year in which the Participant suffering the Forfeiture has incurred five consecutive One Year Breaks in Service.

            b. Forfeitures of Employer Profit Sharing Contributions shall be reallocated as follows:

                  i   [ ]     Not applicable as Employer Profit Sharing
                              Contributions are always 100% vested and nonforfeitable.

                  ii  [ ]     Used first to pay the expenses of administering
                              the Plan, and then allocated pursuant to one of the following two options(15):

                  iii [ ] Forfeitures shall be allocated to Participant's accounts in the same manner as Employer Profit Sharing Contributions, Employer Matching Contributions, Qualified Nonelective Contributions or Qualified Matching Contributions, in the discretion of the Employer, for the year in which the Forfeiture arose.

                  iv  [X]     Forfeitures shall be applied to reduce the
                              Employer Profit Sharing Contributions, Employer
                              Matching Contributions, Qualified Nonelective
                              Contributions or Qualified Matching
                              Contributions, in the discretion of the
                              Employer, for the Plan Year following the Plan
                              Year in which the Forfeiture arose.

      12.   LIMITATIONS ON ALLOCATIONS:

---------------

15 If this option is selected, iii or iv must be selected to reallocate Forfeitures of Employer Profit Sharing Contributions remaining after expenses of administering the Plan have been paid.

            If the Employer maintains or ever maintained another qualified retirement plan in which any Participant in this Plan is (or was) a participant, or could possibly become a participant, the Employer must complete the following:

            a. If the Participant is covered under another qualified defined contribution plan maintained by the Employer other than a Master or Prototype Plan:

                  i  [ ]      The provisions of this Plan shall apply as if
                              the other plan were a Master or Prototype plan;
                              or,

                  ii [ ] The following provisions will be effective to limit the total Annual Additions to the Maximum Permissible Amount, and will properly reduce any Excess Amounts, in a manner that precludes Employer discretion:


            b. If the Participant is or ever has been a participant in a qualified defined benefit plan maintained by the Employer, the following provisions will be effective to satisfy the 1.0 limitation of Internal Revenue Code Section 415(e), in a manner that precludes Employer discretion:


      13.   INTERNAL REVENUE CODE SECTION 411(d)(6) PROTECTED BENEFITS:

            [ ] If selected, the Plan has Internal Revenue Code Section 411(d)(6) Protected Benefits from a prior plan that this Plan amends, that must be protected.

      14.   TOP-HEAVY PLAN PROVISIONS:

            For each Plan Year in which the Plan is a Top-Heavy Plan the following provisions will apply:

            a. The percentage of a Participant's Employer Contribution Account to be vested in him upon termination of employment prior to retirement shall be:

                  i [ ] a percentage determined in accordance with the following schedule:

                              YEARS OF SERVICE              PERCENTAGE
                              ----------------              ----------
                              Less than two                       0
                              Two but less than three            20
                              Three but less than four           40
                              Four but less than five            60
                              Five but less than six             80
                              Six or more                       100;

                  ii  [ ]     100% vesting after      (not to exceed 3) Years of
                              Service; provided, however, that Years of Service may not exceed two (2) if the service requirement for eligibility exceeds 1 year; or

                  iii [X] computed in accordance with the vesting schedule selected by the Employer in Items B(7)(a) or C(4)(d), as long as the benefits under the vesting schedule in Items B(7)(a) or C(4)(d) vest at least as rapidly as the two options specified in this Item B(14)(a), above.

                  If the vesting schedule under the Plan shifts in or out of the schedules above for any Plan Year because of the Plan's Top-Heavy status, such shift is an amendment to the vesting schedule and the election in Section 2.2 of the Basic Plan Document applies.

            b. For purposes of minimum Top-Heavy allocations, contributions and forfeitures equal to 3.0% (not less than 3%) of each Non-key Employee's Compensation will be allocated to each Participant's Contribution Account when the Plan is a Top-Heavy Plan, except as otherwise provided in the Basic Plan Document. This Item 14 will not apply to any Participant to the extent the Participant is covered under any other plan or plans of the Employer and the Employer completes the following: (Insert the name of the plan or plans which will meet the minimum allocation or benefit requirement applicable to Top-Heavy plans.)

            c. The Valuation Date as of which account balances or accrued benefits are valued for purposes of computing the Top-Heavy Ratio shall be the last day of each Plan Year.

            d. If the Employer maintains or has ever maintained one or more defined benefit plans which have covered or could cover a Participant in this Plan, complete the following:

                  Present Value: For purposes of establishing Present Value to compute the Top-Heavy Ratio, any benefit shall be discounted only for mortality and interest based on the following:

                  Interest rate ______%         Mortality table _____

      15.   INVESTMENTS:

            a. Investments made pursuant to the investment direction provisions of the Basic Plan Document shall be made into any appropriate Investment Fund as selected by the Employer. In addition, investment of Plan assets is expressly authorized, as required by Revenue Ruling 81-100, in each of the following common or collective funds sponsored by the Trustee, or an affiliate of the Trustee(16):

                        SOCIETY NATIONAL BANK EB MANAGED GUARANTEED INCOME CONTRACT FUND, THE SOCIETY NATIONAL BANK MULTIPLE INVESTMENT TRUST FOR EMPLOYEE BENEFIT TRUSTS, AND OTHER COLLECTIVE TRUSTS EXEMPT FROM TAX UNDER IRC SECTION 501 AND AS DESCRIBED IN REV. RUL. 81-100.

            b. [X] If selected, an Employer Stock Fund shall be available as an Investment Fund pursuant to the terms of the Basic Plan Document.

                        [X] If selected, and an Employer Stock Fund is available as an Investment Fund, Participants will have the right, notwithstanding any other provisions of the Plan, to direct that a portion of the Plan assets held for their benefit and invested in the Employer Stock Fund be diversified pursuant to the provisions of Section 10.7(F) of the Basic Plan Document.

            c. Participants may make changes of existing account balances and future contributions from among the Investment Funds offered:

                  i   [X]     Once during each business day that the Trustee
                              and the New York Stock Exchange are open.

                  ii  [ ]     Once during each calendar month.

                  iii [ ]     Once during each quarter of the Plan Year.

                  iv  [ ]     Once during each rolling      day period.

            d. [ ] If selected, the Participant shall be restricted in making changes of existing account balances from any Investment Fund, as specified in the terms or conditions of such Investment Fund, and the Employer shall attach an addendum specifying such restriction.

            e. The Participant will designate into which Investment Funds all contributions to their accounts are made, EXCEPT the following:

                  i   [ ]     Employer Profit Sharing Contributions

                  ii  [ ]     Employer Mandatory Matching Contributions

                  iii [ ]     Employer Discretionary Matching Contributions

                  iv  [ ]     Qualified Matching Contributions

                  v   [ ]     Qualified Nonelective Contributions

-------------------

16 This Item is for use in identifying collective trust funds, which, pursuant to Revenue Ruling 81-100 must be specifically referenced in the Plan. Actual Investment Funds are referenced on the Investment Fund Designation form attached to this Adoption Agreement.

            f. [ ] If selected, and to the extent a selection is made above, the Employer shall attach an Investment Direction Addendum specifying how the contributions so specified shall be invested among the Investment Fund.

            g. [ ] If selected, the Participant shall be restricted in the use of the Employer Stock Fund as an Investment Fund for designating the investment of contributions in the Participant's account, as follows:

                        i  [ ]      The Participant may not direct the
                                    investment of Plan assets held in their
                                    account into the Employer Stock Fund.

                        ii [ ]      The Participant may direct    % of the
                                    following contributions into the Employer
                                    Stock Fund:

                                    (a) [ ]     Employer Profit Sharing
                                                Contributions

                                    (b) [ ]     Employer Mandatory Matching
                                                Contributions

                                    (c) [ ]     Employer Discretionary Matching
                                                Contributions

                                    (d) [ ]     Qualified Matching Contributions

                                    (e) [ ]     Qualified Nonelective
                                                Contributions

                        iii [ ]        % of the following contributions will be
                                    invested into the Employer Stock Fund, with the balance invested among:

                                    (a) [ ]     the other Investment Funds,
                                                including the Employer Stock
                                                Fund

                                    (b) [ ]     the other Investment Funds, NOT
                                                including the Employer Stock
                                                Fund

      16.   LOANS (SELECT ONE):

            a. [X] Loans may be made from the Plan in accordance with the Basic Plan Document and such policies and procedures as the Committee may adopt and apply on a consistent and nondiscriminatory basis(17).

            b. [ ]      No loans shall be made from the Plan.

      17.   TRUSTEE:

-------------

17 If this option is selected, the Employer must establish appropriate procedures for implementation of the Plan's loan program.

            The Trustee of this Plan shall be Key Trust Company (a bank or trust company affiliated with KeyCorp within the meaning of Internal Revenue Code Section 1504).

      18.   EFFECTIVE DATE ADDENDUM:

            [ ] If selected, the following provisions shall have the specified effective dates (which are different from the date specified in Item B(1)):

C.    SECTION 401(K) PLAN PROVISIONS:


      1.    SERVICE:

            An Eligible Employee shall be required to fulfill the following eligibility service requirements in order to participate in the Plan through a salary reduction agreement and for purposes of receiving an allocation of Employer Matching Contributions:

            a. [X] The Employee must complete 1 Year of Service (not more than 1 year) to be a Participant for purposes of receiving allocations of Employer Matching Contributions.

            b. [X] The Employee must complete 1 Year of Service (not more than 1 year) to be a Participant for purposes of entering into a Salary Reduction Agreement and having Employee Before Tax Contributions or Employee After Tax Contributions contributed to the Plan on the Employee's behalf.

      2.    EMPLOYEE SALARY DEFERRALS:

            a. [X] Participants shall be entitled to enter into a Salary Reduction Agreement providing for Before Tax Contributions to be made to the Plan.

                        i The minimum Before Tax Contribution shall be 1% of the Participant's Compensation.

                        ii The maximum Before Tax Contribution shall be 15% of
                           the Participant's Compensation.

            b. [ ] Participants shall be entitled to enter into a Salary Reduction Agreement providing for After Tax Contributions to be made to the Plan.

                        i The minimum After Tax Contribution shall be % of the Participant's Compensation.

                        ii The maximum After Tax Contribution shall be  % of
                           the Participant's Compensation.

                        iii [ ] If selected, notwithstanding the above, a Participant shall not be able to enter into a Salary Reduction Agreement providing for After Tax Contributions to be made to the Plan unless the Participant has entered into a Salary Reduction Agreement that provides for Before Tax Contributions to be made to
                                    the Plan in an amount of at least   % of the
                                    Participant's Compensation.

            c. [ ] If selected, a Participant shall be entitled to enter into a Salary Reduction Agreement providing that any extraordinary item of compensation, not yet payable (including bonuses), be withheld from the Participant's Compensation and contributed to the Plan as either a Before Tax Contribution, or After Tax Contribution (provided such contributions are authorized above, and to the extent that such contribution, when aggregated with either the Participants other Before Tax Contributions or After Tax Contributions do not exceed the limitations specified above, on an annual basis).

      3.    CONTRIBUTION CHANGES:

            a. Participants may increase or decrease the amount of contributions made to the Plan pursuant to a Salary Reduction Agreement once each:

                  i   [ ]     Plan Year

                  ii  [ ]     Semi-annual period, based on the Plan Year

                  iii [X]     Quarter, based on the Plan Year

                  iv  [ ]     Month

                  v   [ ]     Other, as specified below (provided that it is at
                              least once per year):


               b. Claims for returns of Excess Before Tax Contributions for the
                  Participant's preceding taxable year must be made in writing, and submitted to the Committee by March 15 (specify a date between March 1 and April 15).(18)

      4.    EMPLOYER MATCHING CONTRIBUTIONS(19):

            a.    MANDATORY MATCHING CONTRIBUTIONS:

                  The Employer shall make contributions to the Plan, in an amount as specified below:

                  i   [X]     An amount, equal to 75% of each Participant's
                              Before Tax Contributions, however, no match shall
                              be made on
------------

18 The date specified is for the refund of amount deferred in excess of the Code Section 402(g) limit (the $7,000 limit) for the Participant's taxable year.

19 The Employer shall have the right to designate all, or any portion of Employer Matching Contributions as Qualified Matching Contributions, which shall then be subject to the same vesting, distribution, and withdrawal restrictions as Before Tax Contributions.

                              Participant's Before Tax Contributions in excess of 5% (or $_____) of the Participant's Compensation.

                  ii  [ ]     An amount, equal to _____% of each Participant's
                              After Tax Contributions, but not to exceed _____% of the Participant's Compensation, or $_____.

                  iii [ ] An amount, equal to _____% of each Participant's contributions made pursuant to a Salary Reduction Agreement (including both Before Tax Contributions and After Tax Contributions), but only if the Participant has entered into a Salary Reduction Agreement providing for Before Tax Contributions of at least _____% of the Participant's Compensation, but not to exceed _____% of the Participant's Compensation, or $_____.

                  iv  [ ]     An amount equal to the sum of the following:

                              (a) _____% of the first ______% of the
                                         Participant's Compensation deferred
                                         pursuant to a Salary Reduction
                                         Agreement; plus,

                              (b) _____% of the next _____% of the Participant's
                                         Compensation deferred pursuant to a
                                         Salary Reduction Agreement; plus,

                              (c) _____% of the next _____% of the Participant's
                                         Compensation deferred pursuant to a
                                         Salary Reduction Agreement, but not to
                                         exceed _____% of the Participant's
                                         Compensation, or $_____.

                  v [ ] An amount equal to $_____, for each Participant who enters into a Salary Reduction Agreement providing for [ ] Before Tax Contributions, [ ] After Tax Contributions, or [ ] either Before Tax Contributions or After Tax Contributions (or a combination of both) equal to or exceeding _____% of the Participant's Compensation. Such contributions shall be made and allocated:

                              (a) [ ] only during the first Plan Year the Plan is in effect, or if a restatement, for the first Plan Year beginning with, or containing the restatement Effective Date.

                              (b) [ ] each Plan Year that a Participant has in force a Salary Reduction Agreement meeting the criteria specified above.

                              (c) [ ] during the first Plan Year that the Participant participates through a Salary Reduction Agreement meeting the criteria specified above.

            b.    DISCRETIONARY MATCHING CONTRIBUTIONS:

                  [ ] The Employer shall make contributions to the Plan, in an amount determined by resolution of the Board of Directors on an annual basis. The Board resolution shall provide for the percentage and/or amount of Before Tax Contributions and/or After Tax Contributions to be matched and the maximum percentage and/or amount of Before Tax Contributions and/or After Tax Contributions eligible for matching.

            c.    ALLOCATION OF MATCHING CONTRIBUTIONS:

                  Employer Matching Contributions shall be allocated pursuant to the terms of the Basic Plan Document, notwithstanding the foregoing:

                  i [X] A Participant who terminates before the end of the period for which contributions are allocated shall share in the allocation of Employer Matching Contributions if termination of employment was the result of (select all that apply):

                              (a) [X]           retirement

                              (b) [X]           disability

                              (c) [X]           death

                              (d) [ ]           other, as specified below:


                  ii [X] Employer Matching Contributions shall be allocated to the accounts of Participants (select one):

                              (a) [ ] as of each pay period for which a contribution was made pursuant to a Salary Reduction Agreement.

                              (b) [ ]     semi-monthly.

                              (c) [ ]     as of the last day of the month
                                          preceding the month in which the
                                          contribution was made.

                              (d) [ ] as of the last day of the Plan quarter preceding the quarter in which the contribution was made.

                              (e) [X]     as of the last day of the Plan year.

                  iii [X] If selected, the Employer may make Employer Matching Contributions without regard to current or accumulated Net Profits of the Employer for the taxable year ending with, or within the Plan Year(20).

            d. The percentage of a Participant's Employer Matching Contribution Account(21) (attributable to Employer Matching Contributions) to be vested in him or her upon termination of employment prior to attainment of the Plan's Normal Retirement Date shall be(22):

                              COMPLETED YEARS OF SERVICE

                              1      2      3      4      5      6      7
                             ---    ---    ---    ---    ---    ---    ---
                  i   [ ]           100%
                             ---    ---
                  ii  [ ]                  100%
                             ---    ---    ---
                  iii [ ]            20%    40%    60%    80%   100%
                             ---    ---    ---    ---    ---    ---
                  iv  [ ]                   20%    40%    60%    80%   100%
                             ---    ---    ---    ---    ---    ---    ---
                  v   [ ]     10%    20%    30%    40%    60%    80%   100%
                             ---    ---    ---    ---    ---    ---    ---
                  vi  [X]     20%    40%    60%    80%    100%
                             ---    ---    ---    ---    ---
                  vii [ ]                                              100%
                             ---    ---    ---    ---    ---    ---    ---
                  vii [ ] Full and immediate vesting upon entry into the Plan

                        Notwithstanding anything to the contrary in the Plan, the amount inserted in the blanks above shall not exceed the limits specified in Code Section 411(a)(2).

            e. Notwithstanding the provisions of this Item C(4)(e) of the Adoption Agreement, a Participant shall become fully vested in his Participant's Employer Matching Contribution Account if(23):

                  i  [ ]      the Participant's job is eliminated without the
                              Participant being offered a comparable position elsewhere with the Employer.

                  ii [ ]      for such reason as is described below:

---------------

20 Net Profits will never be required for the contribution of Before Tax Contributions, After Tax Contributions, Qualified Nonelective Contributions or Qualified Matching Contributions.

21 Notwithstanding anything in the Adoption Agreement to the contrary, amounts in a Participant's account attributable to Before Tax Contributions, Qualified Nonelective Contributions, and Qualified Matching Contributions shall be 100% vested and nonforfeitable at all time.

22 Notwithstanding the selection made in this Item B(7)(b), a Participant shall be fully vested in his or her Employer Contribution Accounts if the Participant dies or becomes Disabled while in the employ of the Employer.

23 The provisions of this section will be administered by the Employer on a consistent and nondiscriminatory basis.

            f.    CORRECTIVE CONTRIBUTIONS:

                  i  [X]      If selected, the Employer shall be authorized to
                              make Qualified Matching Contributions, subject to the terms of the Basic Plan Document, in an amount determined by resolution of the Board of Directors on an annual basis.

                  ii [X] If selected, the Employer shall be authorized to make Qualified Nonelective Contributions, subject to the terms of the Basic Plan Document, in an amount determined by resolution of the Board of Directors on an annual basis.

      5.    GAP EARNINGS:

            [ ] If selected, Gap Earnings, as defined in Section 3.2(G)(1) of the Basic Plan Document, will be calculated for Excess Elective Deferrals, Excess Contributions and Excess Aggregate Contributions, and refunded to the Participant as provided for in Article III of the Basic Plan Document.

      6.    FORFEITURES:

            a. Forfeitures of amounts attributable to Employer Matching
               Contributions shall be reallocated as of:

                  i   [ ]     the last day of the Plan Year in which the
                              Forfeiture occurred.

                  ii  [X]     the last day of the Plan Year following the
                              Plan Year in which the Forfeiture occurred.

                  iii [ ] the last day of the Plan Year in which the Participant suffering the Forfeiture has incurred the fifth consecutive One Year Break in Service.

            b. Forfeitures of Employer Matching Contributions shall be reallocated as follows:

                  i   [ ]     Not applicable as Employer Matching Contributions
                              are always 100% vested and nonforfeitable.

                  ii  [ ]     Used first to pay the expenses of administering
                              the Plan, and then allocated pursuant to one of the following two options:

                  iii [ ] Forfeitures shall be allocated to Participant's accounts in the same manner as Employer Profit Sharing Contributions, Employer Matching Contributions, Qualified Nonelective Contributions or Qualified Matching Contributions, in the discretion of the Employer, for the year in which the Forfeiture arose.

                  iv  [X]     Forfeitures shall be applied to reduce the
                              Employer Profit Sharing Contributions, Employer
                              Matching Contributions, Qualified Nonelective
                              Contributions or Qualified Matching
                              Contributions, in the discretion of the
                              Employer, for the Plan Year following the Plan
                              Year in which the Forfeiture arose.

            c.    Forfeitures of Excess Aggregate Contributions shall be:

                  i  [X]      Applied to reduce Employer contributions for the
                              Plan Year in which the excess arose, but allocated as below, to the extent the excess exceeds
                              Employer contributions for the Plan Year, or the Employer has already contributed for such Plan
                              Year.

                  ii [ ]      Allocated after all other forfeitures under the
                              Plan:

                              (a) [ ] to the Matching Contribution account of each Non-highly Compensated Participant who made Before Tax Contributions or After Tax
                                          Contributions in the ratio which each
                                          such Participant's Compensation for
                                          the Plan Year bears to the total
                                          Compensation of all such Participants
                                          for the Plan Year; or,

                              (b) [X] to the Matching Contribution account of each Non-highly Compensated Eligible Participant in the ratio which each Eligible Participant's Compensation for the Plan Year bears to the total Compensation of all Eligible Participants for the Plan Year.

      7.    IN-SERVICE DISTRIBUTIONS (SELECT AS MAY BE APPROPRIATE):

            a. [ ] There shall be no in-service distribution of Participant account balances derived from Before Tax Contributions (including Qualified Nonelective Contributions and Qualified Matching Contributions treated as Before Tax Contributions under the terms of the Basic Plan Document), or Employer Matching Contributions.

            b. [ ] Participants may request an in-service distribution of their account balance attributable to Employer Matching Contributions, for the following reasons:

                        i   [ ]     For purposes of satisfying a financial
                                    hardship, as determined in accordance
                                    with the uniform nondiscriminatory policy of the Committee;

                        ii  [ ]     Attainment of age 59-1/2 by the
                                    Participant; or

                        iii [ ]     Attainment of the Plan's Normal
                                    Retirement Date by the Participant.

            c. [X] Participants may request an in-service distribution of their account balance attributable to Employee Before Tax Contributions, for the following reasons:

                        i   [ ]     For purposes of satisfying a financial
                                    hardship, as determined by the facts and circumstances of an Employee's situation, in accordance with the provisions of Section
                                    3.9 of the Basic Plan Document;

                        ii  [X]     For purposes of satisfying a financial
                                    hardship, using the "safe harbor" provisions of Section 3.9 of the Basic Plan Document.

                        iii [ ]     Attainment of age 59-1/2 by the Participant;
                                    or

                        iv  [ ]     Attainment of the Plan's Normal
                                    Retirement Date by the Participant.

NOTICE: The adopting Employer may not rely on an opinion letter issued by the National Office of the Internal Revenue Service as evidence that the Plan is qualified under the provisions of Section 401 of the Internal Revenue Code. In order to obtain reliance with respect to the Plan's qualification, the Employer must apply to the Key District Office of the Internal Revenue Service for a determination letter.

This Adoption Agreement may only be used in conjunction with Basic Plan Document # 05.

This Plan document may only be used under the express authority of KeyCorp, its subsidiaries and affiliates, and is not effective as completed until executed by a duly authorized officer of KeyCorp, one of its subsidiaries or affiliates, and approved by KeyCorp's counsel.

KeyCorp, as sponsor, may amend or discontinue this prototype plan document upon proper notification to all adopting Employers pursuant to Revenue Ruling 89-13.

Failure to properly fill out an Adoption Agreement may result in disqualification of the Plan, and adverse tax consequences to the Employer and Plan Participants.

This Plan is sponsored by:

   KeyCorp, on behalf of its operating subsidiaries, banking and trust company affiliates
   127 Public Square
   Cleveland, Ohio  44114
   (800) 982-3811

   IN WITNESS WHEREOF, the Employer and the Trustee, by their respective duly authorized officers, have caused this Adoption Agreement to be executed on this _____ day of _____, 19__.


EMPLOYER:  KTI, Inc.


By:__________________________________________
Title:_______________________________________


TRUSTEE:  Key Trust Company


By:__________________________________________
Title:_______________________________________

            and

By:__________________________________________
Title:_______________________________________


APPROVED ON BEHALF OF TRUSTEE:

                                 Initials: _________________ Date:____________

                           INVESTMENT FUND DESIGNATION

   KTI, Inc. (the "Named Fiduciary"), as an independent fiduciary with respect to the KTI, Inc. 401(k) Savings and Investment Plan (the "Plan"), an employee pension benefit plan covered by the applicable provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and its employees who participate therein (the "Participants"), hereby designates the following investment funds from among the investment fund options available for adopting employers of the PRISM(R) PROTOTYPE RETIREMENT PLAN & TRUST (as defined in
Section 10.7 of the Plan), available for selection by Participants for the investment of Plan assets held for their benefit:

      (a)   E.B. Money Market Fund

      (b)   The Bond Fund of America

      (c)   The George Putnam Fund of Boston

      (d)   The Victory Stock Index Fund

      (e)   The Victory Growth Fund

      (f)   Putnam Vista Fund

      (g)   _____

      (h)   _____

    [X] In addition, if selected, an Employer Stock Fund will also be available.

In making the selection of Investment Funds, the Named Fiduciary hereby confirms and acknowledges that:

      - The Named Fiduciary has had made available to it copies of the prospectuses (to the extent required under applicable federal securities law and regulation) for each investment fund available for selection by adopting employers of the PRISM(R) PROTOTYPE RETIREMENT PLAN & TRUST, and has received copies of each such prospectus for the Investment Funds selected;

      - The Named Fiduciary acknowledges that the Trustee of the Plan may receive certain fees for services provide to, or on behalf of an Investment Fund, or the sponsors or distributors thereof, pursuant to plans of distribution adopted by the fund under the provisions of Rule 12b-1 of the Investment Company Act of 1940, and further acknowledges that (i) such fee, if paid, is appropriate for services rendered to the fund, and when aggregated with other fees for service payable to the Trustee constitutes reasonable compensation for the Trustee's services to the Plan; and (ii) the Plan will be able to redeem its interest in any such Investment Fund on reasonably short notice without penalty;

      - The Named Fiduciary further acknowledges that it has selected the Investment Funds on its determination, after due inquiry, that the Investment Funds are appropriate vehicles for the investment of Plan assets pursuant to the terms of the Plan, considering all relevant facts and circumstances, including but not limited to (i) the investment policy and philosophy of the Named Fiduciary developed pursuant to ERISA Section 404; (ii) the ability of Participants, using an appropriate mix of Investment Funds, to diversify the investment of Plan as-sets held for their benefit; and, (iii) the ability of Participants to, utilizing an appropriate mix of Investment Funds, to structure an investment portfolio within their account in the Plan with risk and return characteristics within the normal range of risk and return characteristics for individuals with similar investment backgrounds, experience and expectations; and,

      - The Named Fiduciary acknowledges that it has not relied on any representations or recommendations from the Trustee or any of its employees in selecting the Investment Funds.

The Trustee agrees to follow the Named Fiduciary's direction with respect to offering the Investment Funds available for selection by the Participants in the Plan for the investment of Plan assets held for their benefit:

   IN WITNESS WHEREOF, the Employer, by its duly authorized representative, has executed this document in connection with adoption of the Plan utilizing the PRISM(R) PROTOTYPE RETIREMENT PLAN & TRUST documents, as provided by the Trustee.


                  NAMED FIDUCIARY: KTI, Inc.



                  By:___________________________________________
                  Title:________________________________________


   Seen and accepted by the Trustee, who shall provide the Investment Funds selected by the Employer pursuant to the terms of this document, and pursuant to the Plan.

                  TRUSTEE:   Key Trust Company



                  By:___________________________________________
                  Title:________________________________________